Exhibit 99.1

SiTime Reports First Quarter 2023 Financial Results

SANTA CLARA, Calif., May 3, 2023 – SiTime Corporation, (Nasdaq: SITM), the precision timing company, today announced financial results for the first quarter ended March 31, 2023.

Net revenue in the first quarter of 2023 was $38.3 million, a 37.0% decrease from the $60.8 million in the fourth quarter of 2022.

Generally Accepted Accounting Principles (GAAP) Results

In the first quarter of 2023, GAAP gross margins were $23.0 million, or 60.1% of revenue, GAAP operating expenses were $45.2 million, GAAP loss from operations was $22.1 million, and GAAP net loss was $16.5 million, or $(0.76) per basic share.

Total cash and cash equivalents were $38.3 million and short-term investments were $537.8 million on March 31, 2023.

Non-GAAP Results

This press release and its attachments include certain non-GAAP supplemental performance measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

In the first quarter of 2023, non-GAAP gross margins were $23.7 million, or 61.8% of revenue, non-GAAP operating expenses were $27.3 million, or 71.2% of revenue, non-GAAP loss from operations was $3.6 million, or 9.4% of revenue and non-GAAP net income was $2.0 million, or $0.09 per diluted share.

The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

SiTime believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to SiTime’s financial condition and results of operations. SiTime believes that these non-GAAP financial measures provide additional insight into SiTime’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate SiTime’s results of operations in conjunction with the corresponding GAAP measures. The non-GAAP financial measures exclude stock-based compensation, however prior to the first quarter of 2023, the Company also excluded stock-based compensation related payroll taxes from its Non-GAAP financial measures as well. No changes have been made to non-GAAP financial measures from periods prior to the first quarter of 2023, which continue to exclude the effect of stock-based compensation and related payroll taxes.

Inducement Plan Grants

SiTime granted restricted stock unit awards (“RSUs”) on May 2, 2023 that were approved by the Compensation Committee of its Board of Directors under SiTime’s 2022 Inducement Award Plan, as a material inducement to employment to 7 newly hired non-executive individuals globally. The RSUs were approved in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement grants consisted of an aggregate of 10,705 RSUs. One-fourth of the RSUs will vest on the first February 20, May 20, August 20, or November 20 falling in the one-year anniversary quarter of the applicable vesting start date, and then 1/16th of the RSUs vest in equal quarterly installments on each February 20, May 20, August 20, and November 20, thereafter, subject to each such employee’s continued service on each vesting date. The inducement grants are subject to the terms and conditions of award agreements covering the grants and SiTime’s 2022 Inducement Award Plan.

Conference Call

SiTime will broadcast its first quarter of 2023 financial results conference call today, May 3, 2023, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the conference call via phone, participants are required to complete the following registration form to receive a dial-in number and dedicated PIN for accessing the conference call. The conference call will also be available via a live audio webcast on the investor relations section of the SiTime website at investor.sitime.com. Please access the website at least a few minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay of the call will be available on the website.

About SiTime

SiTime Corporation is the precision timing company. Our programmable solutions offer a rich feature set that enables customers to differentiate their products with higher performance, smaller size, lower power, and better reliability. With over 3 billion devices shipped, SiTime is changing the timing industry. For more information, visit www.sitime.com.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Three Months Ended
	March 31, 2023	December 31, 2022
	(in thousands, except per share data)
Revenue	$38,343	$60,840
Cost of revenue	15,302	23,080
Gross profit	23,041	37,760
Operating expenses:
Research and development	24,457	23,798
Selling, general and administrative	20,733	19,693
Total operating expenses	45,190	43,491
Loss from operations	(22,149)	(5,731)
Interest income	5,629	3,996
Other income, net	100	167
Loss before income taxes	(16,420)	(1,568)
Income tax expense (benefit)	(70)	41
Net loss	$(16,490)	$(1,527)
Net loss attributable to common stockholders and comprehensive loss	$(16,490)	$(1,527)
Net loss per share attributable to common stockholders, basic	$(0.76)	$(0.07)
Net loss per share attributable to common stockholders, diluted	$(0.76)	$(0.07)
Weighted-average shares used to compute basic net loss per share	21,794	21,544
Weighted-average shares used to compute diluted net loss per share	21,794	21,544

SiTime Corporation Unaudited Reconciliation of Non-GAAP Adjustments

	Three Months Ended
	March 31, 2023	December 31, 2022
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$38,343	$60,840
GAAP gross profit	23,041	37,760
GAAP gross margin	60.1%	62.1%
Stock-based compensation and related taxes (1)	639	633
Non-GAAP gross profit	$23,680	$38,393
Non-GAAP gross margin	61.8%	63.1%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	24,457	23,798
Stock-based compensation and related taxes(1)	(8,031)	(7,201)
Non-GAAP research and development expenses	$16,426	$16,597

GAAP sales, general and administrative expenses	20,733	19,693
Stock-based compensation and related taxes(1)	(9,866)	(8,106)
Non-GAAP sales, general and administrative expenses	$10,867	$11,587
Total Non-GAAP operating expenses	$27,293	$28,184

Reconciliation of GAAP income (loss) from operations to non-GAAP income (loss) from operations
GAAP loss from operations	$(22,149)	$(5,731)
Stock-based compensation and related taxes(1)	18,536	15,940
Non-GAAP income (loss) from operations	$(3,613)	$10,209
Non-GAAP income (loss) from operations as a percentage of revenue	(9.4%)	16.8%

Reconciliation of GAAP net income (loss) to non-GAAP net income
GAAP net loss	$(16,490)	$(1,527)
Stock-based compensation and related taxes(1)	18,536	15,940
Non-GAAP net income	$2,046	$14,413
Weighted-average shares used to compute diluted net income per share	21,794	22,524

Stock-based compensation and related taxes
Stock-based compensation	$18,536	$15,623
Stock-based compensation related taxes(1)	-	317
Stock-based compensation and related taxes	$18,536	$15,940

GAAP net loss per share diluted	$(0.76)	$(0.07)
Non-GAAP adjustments detailed above	0.85	0.71
Non-GAAP net income per share diluted	$0.09	$0.64

[1] Beginning the first quarter of 2023, the Company does not exclude stock-based compensation related payroll taxes from its Non-GAAP financial measures. No changes have been made to non-GAAP financial measures from periods prior to the first quarter of 2023.

SiTime Corporation Unaudited GAAP Condensed Consolidated Balance Sheets

	As of
	March 31, 2023	December 31, 2022
	(in thousands)
Assets:
Current assets:
Cash and cash equivalents	$38,265	$34,603
Short-term investments in held-to-maturity securities	537,818	529,494
Accounts receivable, net	21,464	41,229
Inventories	60,011	57,650
Prepaid expenses and other current assets	8,986	6,091
Total current assets	666,544	669,067
Property and equipment, net	57,487	58,772
Intangible assets, net	4,800	5,205
Right-of-use assets, net	10,227	10,848
Other assets	7,370	6,724
Total assets	$746,428	$750,616
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$8,186	$14,881
Accrued expenses and other current liabilities	17,020	18,913
Total current liabilities	25,206	33,794
Lease liabilities	7,471	8,149
Other non-current liabilities	91	193
Total liabilities	32,768	42,136
Commitments and contingencies
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	738,013	716,343
Accumulated deficit	(24,355)	(7,865)
Total stockholders’ equity	713,660	708,480
Total liabilities and stockholders’ equity	$746,428	$750,616

Investor Relations Contacts:

Shelton Group

Leanne Sievers | Brett Perry

1-949-224-3874 | 1-214-272-0070

sheltonir@sheltongroup.com

SiTime Corporation

Art Chadwick

Chief Financial Officer

investor.relations@sitime.com